DSLA Mortgage Pass-Through Certificates

Series 2004-AR3

Preliminary Marketing Materials

$634,746,000 (Approximate)

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Preliminary Term Sheet

Date Prepared: November 8, 2004

DSLA Mortgage Pass-Through Certificates

Series 2004-AR3

$634,746,000 (Approximate, Subject to +/- 10% Variance)

Publicly Offered Certificates

Adjustable Rate Residential Mortgage Loans

Class (1)	Principal/ Notional Amount (Approx.)	WAL (Yrs) To Call/Mat (2)	Pmt Window (Mths) To Call/Mat (2)	Interest Rate Type	Tranche Type	Expected Ratings Moody’s/S&P
1A-1	$290,863,000	Not Marketed Hereby		Net WAC (3)	Senior	Aaa/AAA
2A-1	$300,000,000	3.71 / 3.88	1-146 / 1-470	Net WAC (3)	Senior	Aaa/AAA
2A-2	$50,000,000	3.71 / 3.88	1-146 / 1-470	Floating Rate (4)	Senior	Aaa/AAA
2A-3A	$227,700,000	3.71 / 3.88	1-146 / 1-470	Floating Rate (5)	Super Senior	Aaa/AAA
2A-3B	$57,046,000	3.71 / 3.88	1-146 / 1-470	Floating Rate (5)	Senior Mez	Aaa/AAA
B-1	$23,014,000			Floating Rate (7)	Subordinate	Aa2/AA
B-2	$18,011,000			Floating Rate (7)	Subordinate	A2/A
B-3	$13,007,000			Floating Rate (7)	Subordinate	Baa2/BBB
X	Notional			Floating Rate (6)	Senior/WAC IO	Aaa/AAA
R	$100	Not Marketed Hereby			Senior/Residual	Aaa/AAA
B-4	$6,003,000	Privately Offered Certificates			Subordinate	Ba2/BB
B-5	$12,007,000				Subordinate	NR/B
B-6	$3,008,102				Subordinate	NR/NR
Total:	$1,000,659,202

(1)

Distributions on the Class 1A-1 and Class R Certificates will be derived primarily from the Group 1 Mortgage Loans (as described herein).  Distributions on the Class 2A-1, 2A-2, Class 2A-3A and Class 2A-3B Certificates will be derived primarily from the Group 2 Mortgage Loans (as described herein).  Distributions on the Class X and Subordinate Certificates will be derived primarily from all the Mortgage Loans (as described herein).  Class sizes are subject to final collateral pool size and rating agency approval and may increase or decrease by up to 10%.

(2)

WAL and Payment Window for the Class 1A-1,Class 2A-1,Class 2A-2,Class 2A-3A and Class 2A-3B Certificates are shown to the Optional Call Date (as described herein) and to Maturity.

(3)

On each Distribution Date, the Certificate Interest Rate for the Class 1A-1 and Class 2A-1 Certificates will be equal to the related Net WAC Cap.

(4)

On each Distribution Date the Certificate Interest Rate for the Class 2A-2 Certificates will be equal to the least of (i) 12 month MTA plus the related margin (ii) the related Net WAC Cap and (iii) the related Net Maximum Rate Cap.

(5)

For each Distribution Date, the Certificate Interest Rate for the Class 2A-3A and Class 2A-3B Certificates will be equal to the least of (i) One-Month LIBOR plus the related margin (in each case, which margin doubles after the first possible Optional Call Date), (ii) the related Net WAC Cap and (iii) [11.00]%.

(6)

The Class X Certificates will consist of one interest only component and two principal only components each related to a specific group of Mortgage Loans.  The interest only component will have a notional balance equal to the aggregate principal balance of the Mortgage Loans.  It will accrue interest on its notional balance on each Distribution Date at a Certificate Interest Rate equal to the excess of (i) the weighted average of the Net Mortgage Rates of the Mortgage Loans over (ii) the product of (a) interest accrued on the certificates (other than the Class X Certificates) during the related accrual period and (b) 12 divided by the aggregate principal balance of the Mortgage Loans.  The principal only components of the Class X Certificates will each have an initial principal balance equal to zero, which principal balance will be increased to the extent of any Net Deferred Interest from the related group of Mortgage Loans allocated to the related principal only component of the Class  Certificates, as described herein.

(7)

For each Distribution Date, the Certificate Interest Rate for the Class B-1, Class B-2 and Class B-3 Certificates will be equal to the least of (i) One-Month LIBOR plus the related margin (which margin doubles after the first possible Optional Call Date), (ii) the related Net WAC Cap and (iii) the related Net Maximum Rate Cap.

Depositor:

Greenwich Capital Acceptance, Inc.

Lead Underwriter:

Greenwich Capital Markets, Inc.

Co-Manager:

WaMu Capital Corp.

Servicer:

Downey Savings and Loan Association, F.A.

Master Servicer:

Wells Fargo Bank, N.A.

Trustee:

Deutsche Bank National Trust Company.

Originator:

Downey Savings and Loan Association, F.A.

Custodian:

Deutsche Bank National Trust Company.

Rating Agencies:

S&P and Moody’s will rate the Offered Certificates as specified on the prior page.  The Class B-6 Certificates will not be rated.

Cut-off Date:

November 1, 2004.

Expected Pricing Date:

November [10], 2004.

Closing Date:

On or about November 30, 2004.

Distribution Date:

The 19th of each month (or if such day is not a business day, the next succeeding business day), commencing in December 2004.

Servicing Fee:

0.375% per annum of the principal balance of each Mortgage Loans.

Certificates:

The “Senior Certificates” will consist of the Class 1A-1 and Class 2A-1, Class 2A-2, Class 2A-3A and Class 2A-3B Certificates (the “Class A Certificates”), Class X Certificates (the “Class X Certificates”) and the Class R Certificate. The “Subordinate Certificates” will consist of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates.  The Senior Certificates and the Subordinate Certificates are collectively referred to herein as the “Certificates.”  The Class A Certificates (the “Offered Certificates”) are being offered publicly.

Accrued Interest:

The price to be paid by investors for the Class 1A-1, Class 2A-1, Class 2A-2, Certificates will include 29 days of accrued interest.  The price to be paid by the investors for the Class 2A-3A, Class 2A-3B, Class B-1, Class B-2 and Class B-3 Certificates will not include accrued interest (settling flat).

Interest Accrual Period:

The interest accrual period for the Class 2A-3A, class 2A-3B, Class B-1, Class B-2 and Class B-3 Certificates for a given Distribution Date will be the period beginning with the prior Distribution Date (or, in the case of the first Distribution Date, the Closing Date) and ending on the day prior to such Distribution Date (on an Actual/360 basis).  The interest accrual period for the Class 1A-1, Class 2A-1, Class 2A-2 and Class X Certificates will be on the calendar month prior to such Distribution Date (on a 30/360 basis).

Registration:

The Offered Certificates will be made available in book-entry form through DTC.  It is anticipated that the Offered Certificates will also be made available in book-entry form through Clearstream, Luxembourg and the Euroclear System.

Federal Tax Treatment:

It is anticipated that the Offered Certificates will be treated as REMIC regular interests for federal tax income purposes.  The Class R Certificate will be treated as a REMIC residual interest for tax purposes.

ERISA Eligibility:

The Offered Certificates are expected to be ERISA eligible.  Prospective investors should review with their legal advisors whether the purchase and holding of the Offered Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Internal Revenue Code or other similar laws.  The Class A-R Certificate is not expected to be ERISA eligible.

SMMEA Treatment:

The Class A, Class X and Class B-1 Certificates are expected to constitute “mortgage related securities” for purposes of SMMEA.  The Class B-2 and Class B-3 Certificates will not constitute “mortgage related securities” for purposes of SMMEA.

Optional Termination:

The terms of the transaction allow for a termination of the Certificates which may be exercised once the aggregate principal balance of the Mortgage Loans is equal to or less than 5% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date (the “Optional Call Date”).

Pricing Prepayment

Speed:

The Offered Certificates will be priced to a prepayment speed of 20% CPR.

Mortgage Loans:

As of November 1, 2004, the aggregate principal balance of the mortgage loans described herein is approximately $1,000,659,202 (the “Mortgage Loans”). The Mortgage Loans consist of conventional, adjustable rate, first lien residential mortgage loans with original terms to maturity of not more than 30 or 40 years.  The “Group 1 Mortgage Loans” consist of conforming balance adjustable rate, first lien residential mortgage loans with original terms to maturity of not more than 30 or 40 years, with an aggregate principal balance of approximately $314,446,955.  The “Group 2 Mortgage Loans” consist of conforming and non-conforming balance adjustable rate, first lien residential mortgage loans with original terms to maturity of not more than 30 or 40 years with an aggregate principal balance of approximately $686,212,247.  All the Mortgage Loans accrue interest at a mortgage rate which adjusts monthly (after the initial fixed rate period of 1 month) based upon an Index rate of the 12-month moving average of the monthly yield on United States treasury securities adjusted to a constant maturity of one year (the “MTA”).  After the initial fixed interest rate period, the interest rate for each Mortgage Loan will adjust monthly to equal the sum of the related Index and the gross margin.   As of the Cut-off Date none of the Mortgage Loans are in the initial fixed rate period.  None of the Mortgage Loans are subject to a periodic rate adjustment cap.  All of the Mortgage Loans are subject to a maximum mortgage rate.

For all of the Mortgage Loans, the minimum monthly payment amount is subject to adjustment on a date specified in the mortgage note and annually on the same date thereafter, subject to the conditions that (i) the amount of the monthly payment will not increase or decrease by an amount that is more than 7.50% of the current monthly payment, (ii) as of the fifth anniversary of the first due date and on the same day every five years thereafter, the monthly payment will be recast without regard to the limitation in clause (i) above and (iii) if the unpaid principal balance exceeds a percentage (110%) of the original principal balance due to deferred interest (the “Negative Amortization Limit”), the monthly payment will be recast without regard to the limitation in clause (i) to amortize fully the then unpaid principal balance over the remaining term to maturity.

Negative amortization on a Mortgage Loan will occur when the monthly payment made by the borrower is less than interest accrued at the current mortgage rate on the unpaid principal balance of the Mortgage Loan (such deficiency, “Deferred Interest”).  The amount of the Deferred Interest is added to the unpaid principal balance of the Mortgage Loan.

Credit Enhancement:

Credit Enhancement for the Certificates will consist of Senior/subordinate, shifting interest structure (the credit enhancement information shown below is subject to final rating agency approval):

Credit enhancement for the Class A Certificates will consist of the subordination of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates, initially [7.50]% total subordination.

Shifting Interest:

Until the first Distribution Date occurring after November 2014, the Subordinate Certificates will be locked out from receipt of unscheduled principal (net of Deferred Interest) (unless the Class A and the principal only components of the Class X Certificates are paid down to zero or the credit enhancement provided by the Subordinate Certificates has doubled prior to such date as described below).  After such time and subject to standard collateral performance triggers (as described in the prospectus supplement), the Subordinate Certificates will receive their increasing portions of unscheduled principal (net of Deferred Interest).

The prepayment percentages on the Subordinate Certificates are as follows:

Periods:

Unscheduled Principal Payments (%)

December 2004 – November 2014

0% Pro Rata Share

December 2014 – November 2015

30% Pro Rata Share

December 2015 – November 2016

40% Pro Rata Share

December 2016 – November 2017

60% Pro Rata Share

December 2017 – November 2018

80% Pro Rata Share

December 2018 and after

100% Pro Rata Share

Notwithstanding the foregoing, if the credit enhancement provided by the Subordinate Certificates doubles (from the initial credit enhancement) unscheduled principal payments (net of Deferred Interest) will be paid to the Class A Certificates, the principal only components of the Class X Certificates and Subordinate Certificates (subject to the performance triggers described in the prospectus supplement).  However, if the credit enhancement provided by the Subordinate Certificates has doubled (subject to the performance triggers described in the prospectus supplement), (i) prior to the Distribution Date in December 2007, the Subordinate Certificates will be entitled to only 50% of their pro rata share of unscheduled principal payments (net of Deferred Interest) or (ii) on or after the Distribution Date in December 2007, the Subordinate Certificates will be entitled to 100% of their pro rata share of unscheduled principal payments (net of Deferred Interest).

In the event the current senior percentage (aggregate principal balance of the Class A and the principal only components of the Class X Certificates, divided by the aggregate principal balance of the Mortgage Loans) exceeds the applicable initial senior percentage (aggregate principal balance of the Senior Certificates as of the Closing Date, divided by the aggregate principal balance of the Mortgage Loans as of the Cut-off Date), the Class A and the principal only components of the Class X Certificates will receive all unscheduled prepayments (net of Deferred Interest) for the Mortgage Loans, regardless of any prepayment percentages.

Net Mortgage Rate:

The “Net Mortgage Rate” with respect to each Mortgage Loan is equal to the mortgage rate less the servicing fee rate and the master servicing fee rate.

Net Maximum Rate

Cap:

The “Net Maximum Rate Cap” for the Senior Certificates is equal to the weighted average of the Net Maximum Rate Caps of the related Mortgage Loans, in each case adjusted for the related accrual period.

The “Net Maximum Rate Cap” for the Subordinate Certificates is equal to the weighted average of the Net Maximum Rate Caps of the Mortgage Loans weighted based on component principal balance, in each case adjusted for the related accrual period.

Net WAC Cap:

The “Net WAC Cap” for the Class 1A-1 Certificates is equal to the weighted average of the Net Mortgage Rates of the Group 1 Mortgage Loans on the first day of the month prior to such Distribution Date.

The “Net WAC Cap” for the Class 2A-1, Class 2A-2, Class 2A-3A, Class 2A-3B Certificates equal to the weighted average of the Net Mortgage Rates of the Group 2 Mortgage Loans on the first day of the month prior to such Distribution Date, in each case adjusted for the related interest accrual period.

The “Net WAC Cap” for the Subordinate Certificates is equal to the weighted average of (x) the weighted average of the Net Mortgage Rates of the Group 1 Mortgage Loans and (y) the weighted average of the Net Mortgage Rates of the Group 2 Mortgage Loans, in each case weighted by the related Group Subordinate Amount, in each case adjusted for the related interest accrual period.

The “Group Subordinate Amount” for either of the Group 1 or Group 2 Mortgage Loans and any Distribution Date is the excess of (i) the aggregate principal balance of the Mortgage Loans in such Group on the first day of the month preceding such Distribution Date, over (ii) the sum of (a) aggregate principal balance of the Class A Certificates related to such Group immediately prior to such Distribution Date, and (b) the aggregate principal balance of the principal only components of the Class X Certificates related to such Group immediately prior to such Distribution Date.

Carryover Shortfall

Amount:

If on any Distribution Date, one month LIBOR plus the related margin for the Subordinate Certificates is greater than or equal to the related Net WAC Cap, then such Class or Classes will be entitled to the payment of an amount equal to the sum of (i) the excess of (a) interest accrued at the related Certificate Interest Rate for such Class (without giving effect to the related Net WAC Cap) over (b) the amount of interest accrued on such Class based on the related Net WAC Cap and (ii) the unpaid portion of any such excess from previous Distribution Dates (and any interest thereon at the related Certificate Interest Rate for such Class without giving effect to the related Net WAC Cap) (together, for each Class the related “Carryover Shortfall Amount”).  The Carryover Shortfall Amount for the Class 2A-2, Class 2A-3A and Class 2A-3B Certificates will be paid first (pro-rata, if applicable) from payments made pursuant to the related Yield Maintenance Agreement, and, second, to the extent of interest otherwise distributable to the Class X Certificates (after the reduction due to Net Deferred Interest allocable to the Class X Certificates).  Carryover Shortfall Amounts will be paid to holders of the Class B-1, Class B-2 and Class B-3 Certificates, sequentially, in that order, to the extent of any remaining Class X-2 interest.

Adjusted Cap Rate:

The “Adjusted Cap Rate” for the Class 1A-1 Certificates and for any Distribution Date equals the related Net WAC Cap computed for this purpose by first reducing the weighted average of the Net Mortgage Rates of the Group 1 Mortgage Loans by a per annum rate equal to: (i) the product of (a) the Net Deferred Interest for the Group 1 Mortgage Loans for such Distribution Date, and (b) 12, divided by (ii) the aggregate principal balance of the Group 1 Mortgage Loans as of the first day of the month prior to such Distribution Date.

The “Adjusted Cap Rate” for the Class 2A-1, Class 2A-2, Class 2A-3A, Class 2A-3B Certificates and for any Distribution Date equals the related Net WAC Cap computed for this purpose by first reducing the weighted average of the Net Mortgage Rates of the Group 2 Mortgage Loans by a per annum rate equal to: (i) the product of (a) the Net Deferred Interest for the Group 2 Mortgage Loans for such Distribution Date, and (b) 12, divided by (ii) the aggregate principal balance of the Group 2 Mortgage Loans as of the first day of the month prior to such Distribution Date.

The “Adjusted Cap Rate” for the Subordinate Certificates and for any Distribution Date equals the Net WAC Cap for the Subordinate Certificates, computed for this purpose by first reducing the (A) weighted average of the Net Mortgage Rates of the Group 1 Mortgage Loans by a per annum rate equal to: (i) the product of (a) the Net Deferred Interest for the Group 1 Mortgage Loans for such Distribution Date, and (b) a fraction, the numerator of which is 360 and the denominator of which is the actual number of days in the related period, divided by (ii) the aggregate principal balance of the Group 1 Mortgage Loans as of the first day of the month prior to such Distribution Date and (B) weighted average of the Net Mortgage Rates of the Group 2 Mortgage Loans by a per annum rate equal to: (I) the product of (a) the Net Deferred Interest for the Group 2 Mortgage Loans for such Distribution Date, and (b) a fraction, the numerator of which is 360 and the denominator of which is the actual number of days in the related period, divided by (II) the aggregate principal balance of the Group 2 Mortgage Loans as of the first day of the month prior to such Distribution Date.

The “Adjusted Rate Cap” for the Class X Certificates and any Distribution Date shall equal the Certificate Interest Rate for the Class X Certificates, computed for this purposes by (i) reducing the weighted average Net Mortgage Rate of the Mortgage Loans by a per annum rate equal to the quotient of (a) the Net Deferred Interest on the Mortgage Loans for such Distribution Date multiplied by 12, divided by (b) the aggregate principal balance of the Mortgage Loans as of the first day of the month prior to such distribution date, and (ii) computing the weighted average of the pass-through rates of the Subordinate Certificates (other than the Class X Certificates) by substituting “Adjusted Cap Rate” for “Net WAC Cap” in the definition of pass-through rate for each of the class of certificates.

Deferred Interest:

The Mortgage Loans may experience negative amortization when the interest accrued on a Mortgage Loan exceeds the monthly payment due on such Mortgage Loan.  Such excess is deferred and added to the unpaid principal balance of such Mortgage Loan (“Deferred Interest”).

Net Deferred Interest:

The “Net Deferred Interest” is the greater of (a) the excess of Deferred Interest over unscheduled principal payments and (b) zero.  The amount of current interest on the Certificates will be reduced by the Net Deferred Interest, if any, to the extent of the amount of current accrued interest distributable on such Certificate(s) and such reduction in current interest distributable to such Certificate(s) will be added to the principal balance of the related Certificate(s) as described below.

For any Distribution Date, Net Deferred Interest will be allocated among the Certificates in an amount equal to the excess, if any, for each such class of (i) the current interest accrued at the applicable Certificate Interest Rate for such class, over (ii) the amount of current interest that would have accrued had the Certificate Interest Rate for such class equaled the related Adjusted Rate Cap for such class and Distribution Date.

 Allocation of

Realized Losses:

Any realized losses, other than excess losses, on the Mortgage Loans will be allocated as follows: first, to the Subordinate Certificates in reverse order of their numerical Class designations, in each case until the respective class principal balance has been reduced to zero; second, to the Senior Certificates as follows:

(a)

any realized losses remaining on the Group 1 Mortgage Loans to the Class 1A-1Certificates and the group 1 principal only component of the Class X Certificates, on a pro-rata basis until the related class principal balance or component principal balance has been reduced to zero.

(b)

any realized losses remaining on the Group 2 Mortgage Loans to the Class 2A-1, Class 2A-2, Class 2A-3A and Class 2A-3B Certificates and the group 2 principal only component of the Class X Certificates, on a pro-rata basis until the related class principal balance or component principal balance has been reduced to zero, provided however, that that the Class 2A-3A Certificates’ pro rata allocation of realized losses will first be allocated to the Class 2A-3B Certificates until its class principal balance has been reduced to zero.

Excess losses (bankruptcy, special hazard and fraud losses in excess of the amounts established by the rating agencies) will be allocated to the related Class A Certificates and the related component of the Subordinate Certificates on a pro rata basis.

Yield Maintenance

Agreement:

On the Closing Date, the Trustee will enter into a series of “Yield Maintenance Agreement”, or “YMA”, with a counterparty (the “Counterparty”) for the benefit of each of the Class 2A-3A and Class 2A-3B Certificates.  The notional balance of each Yield Maintenance Agreement and the related strike rates are in the tables below.  The notional balance of the YMA for the Class 2A-3A and Class 2A-3B Certificates is subject to a maximum equal to the aggregate principal balance of the Class 2A-3A and Class 2A-3B Certificates.  The Counterparty will be obligated to make monthly payments to the Trustee when one-month LIBOR exceeds the specified strike rate.  For each YMA, such payments will be capped at its maximum amount when one-month LIBOR equals or exceeds [11.00]%.  The Yield Maintenance Agreements will terminate after the Distribution Date in October 2017.  Any payments received from the Yield Maintenance Agreements will be used to pay Carryover Shortfall Amounts on the related Class 2A-3A and Class 2A-3B Certificates.

Yield Maintenance Agreement Schedule and Strike Rates
For Class 2A-3A and Class 2A-3B Certificates
Period	Notional Bal ($)	Cap Strike (%)	Period	Notional Bal ($)	Cap Strike (%)	Period	Notional Bal ($)	Cap Strike (%)	Period	Notional Bal ($)	Cap Strike (%)
1	N/A a		40	125,943,542	10.148240	79	59,382,200	9.493600	118	27,675,107	9.493710
2	278,698,457	9.492590	41	123,552,630	9.493510	80	58,240,634	9.810050	119	27,133,221	9.810170
3	274,232,700	9.492610	42	121,206,480	9.809970	81	57,120,580	9.493600	120	26,601,642	9.493710
4	269,550,889	10.509910	43	118,904,259	9.493520	82	56,021,635	9.493600	121	26,080,175	9.810170
5	264,947,446	9.493030	44	116,645,151	9.809970	83	54,943,407	9.810060	122	25,568,632	9.493720
6	260,421,007	9.809680	45	114,428,353	9.493520	84	53,885,508	9.493610	123	25,066,827	9.493720
7	255,970,231	9.493450	46	112,253,081	9.493520	85	52,847,561	9.810070	124	24,574,577	10.510910
8	250,723,158	9.809900	47	110,118,562	9.809980	86	51,829,191	9.493610	125	24,091,703	9.493730
9	245,574,192	9.493460	48	108,024,038	9.493530	87	50,830,035	9.493620	126	23,618,029	9.810190
10	240,521,516	9.493460	49	105,968,766	9.809980	88	49,849,733	10.148350	127	23,153,382	9.493740
11	235,563,347	9.809910	50	103,952,016	9.493530	89	48,887,934	9.493620	128	22,697,593	9.810200
12	230,697,933	9.493460	51	101,973,071	9.493530	90	47,944,293	9.810080	129	22,250,497	9.493740
13	225,923,558	9.809910	52	100,031,228	10.510700	91	47,018,469	9.493630	130	21,811,929	9.493750
14	221,238,535	9.493460	53	98,125,799	9.493540	92	46,110,132	9.810090	131	21,381,730	9.810210
15	216,641,208	9.493470	54	96,256,104	9.809990	93	45,218,954	9.493630	132	20,959,743	9.493750
16	212,129,954	10.510620	55	94,421,479	9.493540	94	44,344,615	9.493640	133	20,545,813	9.810220
17	207,703,177	9.493470	56	92,621,273	9.810000	95	43,486,800	9.810090	134	20,139,790	9.493760
18	203,359,313	9.809920	57	90,854,844	9.493550	96	42,645,201	9.493640	135	19,741,524	9.493760
19	199,096,826	9.493470	58	89,121,565	9.493550	97	41,819,515	9.810100	136	19,350,870	10.148510
20	194,914,209	9.809920	59	87,420,818	9.810000	98	41,009,444	9.493650	137	18,967,685	9.493770
21	190,809,981	9.493480	60	85,751,997	9.493550	99	40,214,698	9.493650	138	18,591,829	9.810230
22	186,782,692	9.493480	61	84,114,510	9.810010	100	39,434,989	10.510830	139	18,223,164	9.493780
23	182,830,914	9.809930	62	82,507,772	9.493560	101	38,670,036	9.493660	140	17,861,554	9.810240
24	178,953,250	9.493480	63	80,931,212	9.493560	102	37,919,564	9.810110	141	17,506,867	9.493790
25	175,148,326	9.809930	64	79,384,266	10.510730	103	37,183,302	9.493660	142	17,158,974	9.493790
26	171,414,794	9.493480	65	77,866,385	9.493560	104	36,460,984	9.810120	143	16,817,745	9.810250
27	167,751,333	9.493490	66	76,377,027	9.810020	105	35,752,349	9.493670	144	16,483,057	9.493800
28	164,156,643	10.510650	67	74,915,661	9.493570	106	35,057,143	9.493670	145	16,154,785	9.810260
29	160,629,451	9.493490	68	73,481,765	9.810020	107	34,375,113	9.810130	146	15,832,809	9.493800
30	157,168,506	9.809940	69	72,074,828	9.493570	108	33,706,013	9.493680	147	15,517,011	9.493810
31	153,772,581	9.493490	70	70,694,348	9.493580	109	33,049,601	9.810140	148	15,207,273	10.511010
32	150,440,470	9.809950	71	69,339,831	9.810030	110	32,405,640	9.493680	149	14,903,483	9.493820
33	147,170,992	9.493500	72	68,010,795	9.493580	111	31,773,896	9.493690	150	14,605,528	9.810280
34	143,962,987	9.493500	73	66,706,765	9.810040	112	31,154,142	10.510870	151	14,313,298	9.493820
35	140,815,314	9.809950	74	65,427,274	9.493580	113	30,546,152	9.493690	152	14,026,686	9.810290
36	137,726,857	9.493500	75	64,171,865	9.493590	114	29,949,707	9.810150	153	13,745,585	9.493830
37	134,696,518	9.809950	76	62,940,090	10.510760	115	29,364,590	9.493700	154	13,469,891	9.493840
38	131,723,220	9.493510	77	61,731,507	9.493590	116	28,790,589	9.810160	155	13,199,504	9.810300
39	128,805,907	9.493510	78	60,545,685	9.810050	117	28,227,497	9.493700

Certificates Priority of

Distributions:

Available funds from the Mortgage Loans will be distributed to the Certificates in the following order of priority:

1)

Senior Certificates, accrued and unpaid interest, at the related Certificate Interest Rate, from the related Mortgage Loans, provided, however, that any interest otherwise distributable with respect to the Class X Certificate will be reduced to the extent needed to pay any Carryover Shortfall Amount below (after giving effect to any Net Deferred Interest amount allocated to the interest only component of the Class X Certificates);

2)

Concurrently to the Senior Certificates:

(i)

First, to the Class R Certificate, second, to the Class 1A-1 Certificates, and third, to the group 1 principal-only component of the Class X Certificates, sequentially, in that order, from the Group 1 Mortgage Loans, until the principal balance of such Class or Classes has been reduced to zero;

(ii)

First, on a pro rata basis to the Class 2A-1, Class 2A-2, Class 2A-3A and Class 2A-3B Certificates and, second to the group 2 principal-only component of the Class X Certificates, sequentially, in that order, from the Group 2 Mortgage Loans, until the principal balance of such Class or Classes has been reduced to zero;

3)

Class B-1 Certificates, accrued and unpaid interest at the Class B-1 Certificate Interest Rate;

4)

Class B-1 Certificates, principal allocable to such Class;

5)

Class B-2 Certificates, accrued and unpaid interest at the Class B-2 Certificate Interest Rate;

6)

Class B-2 Certificates, principal allocable to such Class;

7)

Class B-3 Certificates, accrued and unpaid interest at the Class B-3 Certificate Interest Rate;

8)

Class B-3 Certificates, principal allocable to such Class;

9)

Class B-4, Class B-5 and Class B-6 Certificates, in sequential order, accrued and unpaid interest at the related Certificate Interest Rate and their respective share of principal allocable to such Classes;

10)

Class B-1, Class B-2 and Class B-3 Certificates, in order of seniority, the Carryover Shortfall Amount for such class, to the extent of interest distributable to the Class X Certificates remaining after distributions pursuant to 3) above;

11)

Class R Certificate, any remaining amount.

* The interest payable to a Class of Certificates on any Distribution Date will be reduced by the amount of any Net Deferred Interest allocated to such Class of Certificates on such Distribution Date.

COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the “Computational Materials”) are privileged and intended for use by the addressee only.  These Computational Materials have been prepared by Greenwich Capital Markets, Inc. in reliance upon information furnished by the issuer of the securities and its affiliates.  These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities.  They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.  Additional information, including cash flow models, if available, may be obtained from your Greenwich Capital Markets, Inc. Sales Representative.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein.  As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance.  These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods.  In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials.  Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.  The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials.  The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.  Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication.  Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors.  Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks.  Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

Yield Tables (%)*

Class 2A-1 to Optional Call Date

102-21+	10% CPR	15% CPR	20% CPR	30% CPR	40% CPR
WAL (yr)	6.92	4.90	3.71	2.38	1.67
MDUR (yr)	5.62	4.21	3.31	2.22	1.59
First Prin Pay	1	1	1	1	1
Last Prin Pay	254	190	146	96	68

Class 2A-1 to Maturity

102-21+	10% CPR	15% CPR	20% CPR	30% CPR	40% CPR
WAL (yr)	7.11	5.09	3.88	2.49	1.74
MDUR (yr)	5.70	4.31	3.41	2.30	1.66
First Prin Pay	1	1	1	1	1
Last Prin Pay	470	470	470	470	433

*Includes the effects of assumed negative amortization

Yield Tables (%)*

Class 2A-2 to Optional Call Date

101-00	10% CPR	15% CPR	20% CPR	30% CPR	40% CPR
WAL (yr)	6.92	4.90	3.71	2.38	1.67
MDUR (yr)	5.80	4.29	3.35	2.22	1.59
First Prin Pay	1	1	1	1	1
Last Prin Pay	254	190	146	96	68

Class 2A-2 to Maturity

101-00	10% CPR	15% CPR	20% CPR	30% CPR	40% CPR
WAL (yr)	7.11	5.09	3.88	2.49	1.74
MDUR (yr)	5.89	4.40	3.46	2.31	1.65
First Prin Pay	1	1	1	1	1
Last Prin Pay	470	470	470	470	417

Class 2A-3A to Optional Call Date

100-00	10% CPR	15% CPR	20% CPR	30% CPR	40% CPR
WAL (yr)	6.92	4.90	3.71	2.38	1.67
MDUR (yr)	5.94	4.36	3.38	2.23	1.59
First Prin Pay	1	1	1	1	1
Last Prin Pay	254	190	146	96	68

Class 2A-3A to Maturity

100-00	10% CPR	15% CPR	20% CPR	30% CPR	40% CPR
WAL (yr)	7.11	5.09	3.88	2.49	1.74
MDUR (yr)	6.04	4.48	3.50	2.32	1.65
First Prin Pay	1	1	1	1	1
Last Prin Pay	470	470	470	470	432

*Includes the effects of assumed negative amortization

Yield Tables (%)*

Class 2A-3B to Optional Call Date

100-00	10% CPR	15% CPR	20% CPR	30% CPR	40% CPR
WAL (yr)	6.92	4.90	3.71	2.38	1.67
MDUR (yr)	5.92	4.35	3.38	2.23	1.59
First Prin Pay	1	1	1	1	1
Last Prin Pay	254	190	146	96	68

Class 2A-3B to Maturity

100-00	10% CPR	15% CPR	20% CPR	30% CPR	40% CPR
WAL (yr)	7.11	5.09	3.88	2.49	1.74
MDUR (yr)	6.02	4.47	3.49	2.31	1.65
First Prin Pay	1	1	1	1	1
Last Prin Pay	470	470	470	470	406

*Includes the effects of assumed negative amortization

Effective Net WAC Cap(1)(2)

The Effective Net WAC Cap for the Class 2A-3A and Class 2A-3B Certificates will be equal to approximately [11.00]% for the second Distribution Date and thereafter until the first possible Optional Call Date.

(1)

Assumes MTA and One-Month LIBOR increase instantaneously to 20.00% beginning on the second Distribution Date and the cashflows are run to the first possible Optional Call Date at the pricing prepayment speed.

(2)

Assumes proceeds from the related Yield Maintenance Agreement are included.

Mortgage Loan Statistics

As of the Cut-off Date

		Minimum	Maximum
Scheduled Principal Balance	$1,000,659,202	$47,831	$1,697,037
Average Scheduled Principal Balance	$372,408
Number of Mortgage Loans	2,687

Weighted Average Gross Coupon	4.165%	3.372%	4.972%
Weighted Average FICO Score	710	621	799
Weighted Average Combined Original LTV	70.47%	9.93%	90.00%

Weighted Average Original Term	388 months	180 months	480 months
Weighted Average Stated Remaining Term	375 months	162 months	475 months
Weighted Average Seasoning	13 months	4 months	31 months

Weighted Average Gross Margin	2.644%	1.850%	3.450%
Weighted Average Minimum Interest Rate	2.644%	1.850%	3.450%
Weighted Average Maximum Interest Rate	10.231%	6.000%	12.500%
Weighted Average Initial Rate Cap	0.000%	0.000%	0.000%
Weighted Average Subsequent Rate Cap	0.000%	0.000%	0.000%
Weighted Average Months to Roll	1 months	1 months	1 months

Maturity Date		May 1 2018	Jun 1 2044
Maximum Zip Code Concentration	0.99%	91902

Current Principal Balance	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
0.01 - 50,000.00	1	47,830.93	0.00	3.822	332	42.21	706
50,000.01 - 100,000.00	49	4,169,497.61	0.42	4.355	364	62.04	720
100,000.01 - 150,000.00	138	17,673,985.92	1.77	4.246	369	60.88	713
150,000.01 - 200,000.00	265	46,767,577.30	4.67	4.209	368	63.53	716
200,000.01 - 250,000.00	300	68,340,423.01	6.83	4.224	366	67.53	711
250,000.01 - 300,000.00	336	92,472,198.51	9.24	4.187	376	70.38	709
300,000.01 - 350,000.00	344	112,487,215.08	11.24	4.173	373	72.94	709
350,000.01 - 400,000.00	312	117,518,787.64	11.74	4.163	371	73.99	707
400,000.01 - 450,000.00	240	102,334,593.67	10.23	4.145	372	72.94	708
450,000.01 - 500,000.00	180	85,726,232.46	8.57	4.103	377	73.04	712
500,000.01 - 550,000.00	123	64,488,598.05	6.44	4.134	378	73.70	713
550,000.01 - 600,000.00	123	70,586,194.88	7.05	4.116	375	74.13	703
600,000.01 - 650,000.00	86	53,998,079.93	5.40	4.106	382	73.88	716
650,000.01 - 700,000.00	46	31,142,361.03	3.11	4.163	367	70.18	712
700,000.01 - 750,000.00	26	18,975,598.84	1.90	4.104	383	65.19	721
750,000.01 - 800,000.00	35	27,228,940.02	2.72	4.097	376	66.68	714
800,000.01 - 850,000.00	17	13,942,600.67	1.39	4.377	412	62.75	700
850,000.01 - 900,000.00	11	9,586,433.80	0.96	4.068	378	62.98	702
900,000.01 - 950,000.00	4	3,638,333.61	0.36	4.123	375	63.48	717
950,000.01 - 1,000,000.00	16	15,698,107.72	1.57	4.150	364	61.61	704
1,000,000.01+	35	43,835,611.61	4.38	4.316	394	58.64	705
Total	2,687	1,000,659,202.29	100.00	4.165	375	70.47	710

Current Gross Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
3.000 - 3.499	27	12,230,795.62	1.22	3.416	346	71.89	734
3.500 - 3.999	665	250,759,338.50	25.06	3.838	363	71.86	729
4.000 - 4.499	1,636	613,611,900.68	61.32	4.213	374	70.43	703
4.500 - 4.999	359	124,057,167.49	12.40	4.661	405	67.70	701
Total	2,687	1,000,659,202.29	100.00	4.165	375	70.47	710

FICO	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
600-624	27	9,700,114.07	0.97	4.239	384	72.18	623
625-649	228	83,865,712.58	8.38	4.221	369	72.33	638
650-674	464	171,591,829.75	17.15	4.221	375	71.94	663
675-699	461	183,086,521.33	18.30	4.202	375	71.47	687
700+	1,506	552,131,196.65	55.18	4.126	376	69.37	744
None	1	283,827.91	0.03	3.972	341	76.32	0
Total	2,687	1,000,659,202.29	100.00	4.165	375	70.47	710

Combined Original LTV	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
0.01- 49.99	240	71,033,587.58	7.10	4.161	373	40.19	728
50.00- 54.99	100	35,971,056.38	3.59	4.188	370	52.27	719
55.00- 59.99	145	56,745,971.14	5.67	4.200	379	57.52	709
60.00- 64.99	226	81,303,798.41	8.13	4.214	376	62.45	714
65.00- 69.99	263	108,502,498.56	10.84	4.247	377	67.31	707
70.00- 74.99	418	161,735,658.46	16.16	4.218	374	71.90	708
75.00- 79.99	538	207,629,661.61	20.75	4.149	373	76.67	707
80.00	615	232,681,379.36	23.25	4.084	375	80.00	708
80.01- 84.99	19	6,708,582.63	0.67	4.072	377	82.37	717
85.00- 89.99	71	22,614,853.87	2.26	4.210	381	88.65	680
90.00- 94.99	52	15,732,154.29	1.57	4.031	385	90.00	708
Total	2,687	1,000,659,202.29	100.00	4.165	375	70.47	710

Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
180	3	637,544.36	0.06	4.439	167	58.30	712
360	2,084	762,049,346.89	76.15	4.138	346	70.46	709
420	1	344,553.89	0.03	4.572	407	71.13	672
480	599	237,627,757.15	23.75	4.251	467	70.54	712
Total	2,687	1,000,659,202.29	100.00	4.165	375	70.47	710

Stated Remaining Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
121-180	3	637,544.36	0.06	4.439	167	58.30	712
301-360	2,084	762,049,346.89	76.15	4.138	346	70.46	709
361+	600	237,972,311.04	23.78	4.251	467	70.54	712
Total	2,687	1,000,659,202.29	100.00	4.165	375	70.47	710

Prepayment Penalty Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Prepay Penalty: 0 months	2,050	753,523,715.43	75.30	4.097	373	70.22	711
Prepay Penalty: 12 months	637	247,135,486.86	24.70	4.374	382	71.22	706
Total	2,687	1,000,659,202.29	100.00	4.165	375	70.47	710

Documentation Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Alternative Documentation	283	98,649,938.01	9.86	4.100	374	72.36	710
Express Documentation	471	166,116,554.81	16.60	4.214	374	66.90	719
Full Documentation	207	72,223,172.97	7.22	4.152	381	73.78	715
Lite Documentation	1,726	663,669,536.50	66.32	4.164	375	70.72	707
Total	2,687	1,000,659,202.29	100.00	4.165	375	70.47	710

Loan Purpose	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Cash Out Refinance	1,285	463,625,973.10	46.33	4.191	377	67.70	704
Purchase	830	322,407,340.19	32.22	4.105	373	76.20	718
Rate/Term Refinance	572	214,625,889.00	21.45	4.199	373	67.84	709
Total	2,687	1,000,659,202.29	100.00	4.165	375	70.47	710

Property Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Condominium	368	100,425,780.17	10.04	4.180	378	74.06	708
PUD	447	178,837,962.02	17.87	4.105	373	71.00	712
Single Family	1,872	721,395,460.10	72.09	4.178	375	69.84	709
Total	2,687	1,000,659,202.29	100.00	4.165	375	70.47	710

Occupancy Status	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Investor	486	131,712,321.61	13.16	4.565	369	66.68	717
Primary	2,172	858,507,071.54	85.79	4.105	376	71.08	708
Second Home	29	10,439,809.14	1.04	4.103	380	67.84	716
Total	2,687	1,000,659,202.29	100.00	4.165	375	70.47	710

State	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Arizona	52	17,884,744.12	1.79	4.160	398	73.04	709
California	2,557	963,600,041.49	96.30	4.164	375	70.33	710
Colorado	10	2,461,850.53	0.25	4.158	385	78.23	676
Connecticut	1	571,806.61	0.06	4.172	349	80.00	684
Illinois	19	4,133,560.47	0.41	4.360	361	76.78	687
Indiana	4	316,094.57	0.03	4.430	349	65.49	741
Massachusetts	1	211,109.03	0.02	3.972	351	37.93	721
Nevada	1	136,457.88	0.01	4.272	339	72.02	706
New Jersey	8	2,218,156.15	0.22	4.168	364	70.04	707
New York	5	2,582,810.45	0.26	4.142	351	77.78	735
Ohio	2	214,321.60	0.02	4.042	347	69.52	704
Oregon	13	2,892,495.54	0.29	4.183	388	74.16	692
Pennsylvania	1	261,558.69	0.03	4.072	353	75.00	708
Rhode Island	1	105,545.03	0.01	4.272	355	71.62	694
Virginia	2	639,120.98	0.06	4.366	351	77.34	745
Washington	10	2,429,529.15	0.24	4.264	359	74.24	726
Total	2,687	1,000,659,202.29	100.00	4.165	375	70.47	710

Gross Margin	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
1.500 - 1.999	27	12,230,795.62	1.22	3.416	346	71.89	734
2.000 - 2.499	661	249,745,953.27	24.96	3.838	362	71.87	730
2.500 - 2.999	1,640	614,625,285.91	61.42	4.213	375	70.43	703
3.000 - 3.499	359	124,057,167.49	12.40	4.661	405	67.70	701
Total	2,687	1,000,659,202.29	100.00	4.165	375	70.47	710

Minimum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
1.500 - 1.999	27	12,230,795.62	1.22	3.416	346	71.89	734
2.000 - 2.499	661	249,745,953.27	24.96	3.838	362	71.87	730
2.500 - 2.999	1,640	614,625,285.91	61.42	4.213	375	70.43	703
3.000 - 3.499	359	124,057,167.49	12.40	4.661	405	67.70	701
Total	2,687	1,000,659,202.29	100.00	4.165	375	70.47	710

Maximum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
6.000 - 6.499	1	380,189.20	0.04	3.572	332	80.00	756
8.500 - 8.999	30	11,081,639.21	1.11	3.936	352	66.64	729
9.000 - 9.499	9	1,879,504.82	0.19	4.067	452	64.01	716
9.500 - 9.999	1,438	564,162,376.91	56.38	4.091	348	71.40	707
10.000 -10.499	814	286,895,883.22	28.67	4.329	429	69.30	714
10.500 -10.999	77	22,760,290.85	2.27	4.647	469	68.60	715
11.500 -11.999	240	90,126,452.61	9.01	3.985	346	69.72	710
12.000 -12.499	77	23,111,160.14	2.31	4.295	392	69.37	707
12.500 -12.999	1	261,705.33	0.03	4.222	452	58.89	779
Total	2,687	1,000,659,202.29	100.00	4.165	375	70.47	710

Group 1 Mortgage Loan Statistics

As of the Cut-off Date

		Minimum	Maximum
Scheduled Principal Balance	$314,446,955	$47,831	$613,538
Average Scheduled Principal Balance	$235,188
Number of Mortgage Loans	1,337

Weighted Average Gross Coupon	4.224%	3.372%	4.972%
Weighted Average FICO Score	710	621	799
Weighted Average Combined Original LTV	68.54%	9.93%	90.00%

Weighted Average Original Term	386 months	180 months	480 months
Weighted Average Stated Remaining Term	373 months	162 months	475 months
Weighted Average Seasoning	14 months	5 months	31 months

Weighted Average Gross Margin	2.703%	1.850%	3.450%
Weighted Average Minimum Interest Rate	2.703%	1.850%	3.450%
Weighted Average Maximum Interest Rate	10.311%	8.950%	12.500%
Weighted Average Initial Rate Cap	0.000%	0.000%	0.000%
Weighted Average Subsequent Rate Cap	0.000%	0.000%	0.000%
Weighted Average Months to Roll	1 months	1 months	1 months

Maturity Date		May 1 2018	Jun 1 2044
Maximum Zip Code Concentration	1.46%	91910

Current Principal Balance	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
0.01 - 50,000.00	1	47,830.93	0.02	3.822	332	42.21	706
50,000.01 - 100,000.00	49	4,169,497.61	1.33	4.355	364	62.04	720
100,000.01 - 150,000.00	137	17,525,562.73	5.57	4.249	369	60.71	713
150,000.01 - 200,000.00	265	46,767,577.30	14.87	4.209	368	63.53	716
200,000.01 - 250,000.00	299	68,112,552.56	21.66	4.223	366	67.47	711
250,000.01 - 300,000.00	332	91,373,945.81	29.06	4.190	376	70.43	708
300,000.01 - 350,000.00	201	64,002,349.98	20.35	4.201	378	73.53	706
350,000.01 - 400,000.00	21	7,920,507.73	2.52	4.384	379	66.77	712
400,000.01 - 450,000.00	20	8,443,033.26	2.69	4.548	376	66.15	707
450,000.01 - 500,000.00	8	3,794,713.65	1.21	4.248	346	70.93	721
500,000.01 - 550,000.00	2	1,064,658.99	0.34	4.321	409	67.23	733
600,000.01 - 650,000.00	2	1,224,724.79	0.39	4.446	347	76.04	754
Total	1,337	314,446,955.34	100.00	4.224	373	68.54	710

Current Gross Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
3.000 - 3.499	10	2,477,684.84	0.79	3.410	340	70.09	734
3.500 - 3.999	289	65,896,410.85	20.96	3.846	365	70.12	732
4.000 - 4.499	799	191,131,914.56	60.78	4.231	371	68.34	704
4.500 - 4.999	239	54,940,945.09	17.47	4.692	388	67.30	705
Total	1,337	314,446,955.34	100.00	4.224	373	68.54	710

FICO	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
600-624	17	4,286,223.54	1.36	4.341	370	69.69	622
625-649	120	29,664,669.84	9.43	4.277	377	72.46	638
650-674	227	52,668,046.93	16.75	4.254	377	71.57	663
675-699	209	50,352,665.67	16.01	4.260	370	69.79	688
700+	763	177,191,521.45	56.35	4.194	371	66.60	745
None	1	283,827.91	0.09	3.972	341	76.32	0
Total	1,337	314,446,955.34	100.00	4.224	373	68.54	710

Combined Original LTV	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
0.01- 49.99	179	34,309,931.00	10.91	4.184	366	39.89	727
50.00- 54.99	63	14,572,187.47	4.63	4.225	372	52.52	726
55.00- 59.99	82	18,803,858.30	5.98	4.248	375	57.42	716
60.00- 64.99	136	31,588,277.66	10.05	4.290	369	61.88	716
65.00- 69.99	129	29,664,134.79	9.43	4.321	369	67.65	706
70.00- 74.99	200	48,941,157.82	15.56	4.319	371	71.58	708
75.00- 79.99	233	58,884,994.07	18.73	4.200	372	76.59	708
80.00	245	60,482,298.35	19.23	4.133	375	80.00	704
80.01- 84.99	5	1,251,640.25	0.40	4.003	344	81.54	683
85.00- 89.99	37	9,173,632.29	2.92	4.242	389	88.86	677
90.00- 94.99	28	6,774,843.34	2.15	3.981	409	90.00	710
Total	1,337	314,446,955.34	100.00	4.224	373	68.54	710

Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
180	3	637,544.36	0.20	4.439	167	58.30	712
360	1,048	244,044,701.61	77.61	4.213	346	68.12	711
420	1	344,553.89	0.11	4.572	407	71.13	672
480	285	69,420,155.48	22.08	4.262	467	70.12	709
Total	1,337	314,446,955.34	100.00	4.224	373	68.54	710

Stated Remaining Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
121-180	3	637,544.36	0.20	4.439	167	58.30	712
301-360	1,048	244,044,701.61	77.61	4.213	346	68.12	711
361+	286	69,764,709.37	22.19	4.263	467	70.13	708
Total	1,337	314,446,955.34	100.00	4.224	373	68.54	710

Prepayment Penalty Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Prepay Penalty: 0 months	1,032	243,406,847.93	77.41	4.162	371	68.19	713
Prepay Penalty: 12 months	305	71,040,107.41	22.59	4.439	378	69.77	701
Total	1,337	314,446,955.34	100.00	4.224	373	68.54	710

Documentation Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Alternative Documentation	154	35,549,008.19	11.31	4.144	372	71.29	710
Express Documentation	256	57,981,201.75	18.44	4.224	370	65.91	720
Full Documentation	116	27,767,857.91	8.83	4.243	383	71.36	707
Lite Documentation	811	193,148,887.49	61.42	4.236	372	68.42	708
Total	1,337	314,446,955.34	100.00	4.224	373	68.54	710

Loan Purpose	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Cash Out Refinance	677	158,941,810.51	50.55	4.230	373	65.11	706
Purchase	364	88,000,059.53	27.99	4.181	371	76.21	718
Rate/Term Refinance	296	67,505,085.30	21.47	4.267	372	66.64	710
Total	1,337	314,446,955.34	100.00	4.224	373	68.54	710

Property Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Condominium	267	55,684,291.47	17.71	4.191	370	72.59	706
PUD	186	43,538,565.35	13.85	4.166	373	70.30	719
Single Family	884	215,224,098.52	68.45	4.245	373	67.14	709
Total	1,337	314,446,955.34	100.00	4.224	373	68.54	710

Occupancy Status	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Investor	386	87,476,078.75	27.82	4.553	365	65.56	716
Primary	939	224,658,544.83	71.45	4.098	376	69.64	708
Second Home	12	2,312,331.76	0.74	4.024	361	75.58	718
Total	1,337	314,446,955.34	100.00	4.224	373	68.54	710

State	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Arizona	25	4,099,754.40	1.30	4.178	366	77.77	708
California	1,252	299,754,272.24	95.33	4.222	373	68.25	711
Colorado	9	1,970,683.99	0.63	4.230	395	75.47	677
Illinois	16	2,734,980.00	0.87	4.383	365	76.12	684
Indiana	4	316,094.57	0.10	4.430	349	65.49	741
Massachusetts	1	211,109.03	0.07	3.972	351	37.93	721
Nevada	1	136,457.88	0.04	4.272	339	72.02	706
New Jersey	6	1,333,923.59	0.42	4.224	374	67.12	687
Ohio	2	214,321.60	0.07	4.042	347	69.52	704
Oregon	10	1,384,200.87	0.44	4.285	349	77.36	704
Pennsylvania	1	261,558.69	0.08	4.072	353	75.00	708
Rhode Island	1	105,545.03	0.03	4.272	355	71.62	694
Virginia	1	299,611.98	0.10	4.472	349	80.00	785
Washington	8	1,624,441.47	0.52	4.425	338	72.60	703
Total	1,337	314,446,955.34	100.00	4.224	373	68.54	710

Gross Margin	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
1.500 - 1.999	10	2,477,684.84	0.79	3.410	340	70.09	734
2.000 - 2.499	286	65,246,227.67	20.75	3.844	365	70.24	733
2.500 - 2.999	802	191,782,097.74	60.99	4.230	371	68.30	704
3.000 - 3.499	239	54,940,945.09	17.47	4.692	388	67.30	705
Total	1,337	314,446,955.34	100.00	4.224	373	68.54	710

Minimum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
1.500 - 1.999	10	2,477,684.84	0.79	3.410	340	70.09	734
2.000 - 2.499	286	65,246,227.67	20.75	3.844	365	70.24	733
2.500 - 2.999	802	191,782,097.74	60.99	4.230	371	68.30	704
3.000 - 3.499	239	54,940,945.09	17.47	4.692	388	67.30	705
Total	1,337	314,446,955.34	100.00	4.224	373	68.54	710

Maximum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
8.500 - 8.999	16	3,599,591.31	1.14	3.862	344	66.35	737
9.000 - 9.499	9	1,879,504.82	0.60	4.067	452	64.01	716
9.500 - 9.999	612	145,371,289.72	46.23	4.099	348	69.16	706
10.000 -10.499	481	111,902,561.64	35.59	4.377	398	68.09	713
10.500 -10.999	55	13,198,198.53	4.20	4.685	468	67.18	709
11.500 -11.999	106	24,601,842.05	7.82	3.996	346	70.03	719
12.000 -12.499	57	13,632,261.94	4.34	4.395	375	65.74	710
12.500 -12.999	1	261,705.33	0.08	4.222	452	58.89	779
Total	1,337	314,446,955.34	100.00	4.224	373	68.54	710

Group 2 Mortgage Loan Statistics

As of the Cut-off Date

		Minimum	Maximum
Scheduled Principal Balance	$686,212,247	$148,423	$1,697,037
Average Scheduled Principal Balance	$508,305
Number of Mortgage Loans	1,350

Weighted Average Gross Coupon	4.138%	3.372%	4.972%
Weighted Average FICO Score	709	621	799
Weighted Average Combined Original LTV	71.35%	17.00%	90.00%

Weighted Average Original Term	389 months	360 months	480 months
Weighted Average Stated Remaining Term	376 months	329 months	475 months
Weighted Average Seasoning	13 months	4 months	31 months

Weighted Average Gross Margin	2.617%	1.850%	3.450%
Weighted Average Minimum Interest Rate	2.617%	1.850%	3.450%
Weighted Average Maximum Interest Rate	10.194%	6.000%	12.400%
Weighted Average Initial Rate Cap	0.000%	0.000%	0.000%
Weighted Average Subsequent Rate Cap	0.000%	0.000%	0.000%
Weighted Average Months to Roll	1 months	1 months	1 months

Maturity Date		Apr 1 2032	Jun 1 2044
Maximum Zip Code Concentration	1.32%	94941

Current Principal Balance	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
100,000.01 - 150,000.00	1	148,423.19	0.02	3.922	345	81.08	798
200,000.01 - 250,000.00	1	227,870.45	0.03	4.422	350	84.81	662
250,000.01 - 300,000.00	4	1,098,252.70	0.16	3.946	374	66.54	740
300,000.01 - 350,000.00	143	48,484,865.10	7.07	4.136	366	72.15	713
350,000.01 - 400,000.00	291	109,598,279.91	15.97	4.147	370	74.51	706
400,000.01 - 450,000.00	220	93,891,560.41	13.68	4.108	372	73.55	708
450,000.01 - 500,000.00	172	81,931,518.81	11.94	4.096	379	73.13	711
500,000.01 - 550,000.00	121	63,423,939.06	9.24	4.131	377	73.81	712
550,000.01 - 600,000.00	123	70,586,194.88	10.29	4.116	375	74.13	703
600,000.01 - 650,000.00	84	52,773,355.14	7.69	4.098	382	73.83	715
650,000.01 - 700,000.00	46	31,142,361.03	4.54	4.163	367	70.18	712
700,000.01 - 750,000.00	26	18,975,598.84	2.77	4.104	383	65.19	721
750,000.01 - 800,000.00	35	27,228,940.02	3.97	4.097	376	66.68	714
800,000.01 - 850,000.00	17	13,942,600.67	2.03	4.377	412	62.75	700
850,000.01 - 900,000.00	11	9,586,433.80	1.40	4.068	378	62.98	702
900,000.01 - 950,000.00	4	3,638,333.61	0.53	4.123	375	63.48	717
950,000.01 - 1,000,000.00	16	15,698,107.72	2.29	4.150	364	61.61	704
1,000,000.01+	35	43,835,611.61	6.39	4.316	394	58.64	705
Total	1,350	686,212,246.95	100.00	4.138	376	71.35	709

Current Gross Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
3.000 - 3.499	17	9,753,110.78	1.42	3.417	348	72.34	735
3.500 - 3.999	376	184,862,927.65	26.94	3.836	362	72.48	728
4.000 - 4.499	837	422,479,986.12	61.57	4.206	376	71.38	702
4.500 - 4.999	120	69,116,222.40	10.07	4.636	419	68.02	698
Total	1,350	686,212,246.95	100.00	4.138	376	71.35	709

FICO	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
600-624	10	5,413,890.53	0.79	4.159	396	74.14	623
625-649	108	54,201,042.74	7.90	4.191	365	72.26	637
650-674	237	118,923,782.82	17.33	4.206	374	72.10	663
675-699	252	132,733,855.66	19.34	4.180	377	72.10	687
700+	743	374,939,675.20	54.64	4.094	378	70.68	743
Total	1,350	686,212,246.95	100.00	4.138	376	71.35	709

Combined Original LTV	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
0.01- 49.99	61	36,723,656.58	5.35	4.140	379	40.47	729
50.00- 54.99	37	21,398,868.91	3.12	4.164	368	52.10	714
55.00- 59.99	63	37,942,112.84	5.53	4.176	382	57.57	706
60.00- 64.99	90	49,715,520.75	7.24	4.166	380	62.81	712
65.00- 69.99	134	78,838,363.77	11.49	4.219	380	67.19	708
70.00- 74.99	218	112,794,500.64	16.44	4.174	375	72.03	708
75.00- 79.99	305	148,744,667.54	21.68	4.129	374	76.71	707
80.00	370	172,199,081.01	25.09	4.067	376	80.00	710
80.01- 84.99	14	5,456,942.38	0.80	4.087	384	82.56	725
85.00- 89.99	34	13,441,221.58	1.96	4.188	376	88.51	681
90.00- 94.99	24	8,957,310.95	1.31	4.069	367	90.00	707
Total	1,350	686,212,246.95	100.00	4.138	376	71.35	709

Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
360	1,036	518,004,645.28	75.49	4.103	346	71.56	708
480	314	168,207,601.67	24.51	4.247	468	70.72	713
Total	1,350	686,212,246.95	100.00	4.138	376	71.35	709

Stated Remaining Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
301-360	1,036	518,004,645.28	75.49	4.103	346	71.56	708
361+	314	168,207,601.67	24.51	4.247	468	70.72	713
Total	1,350	686,212,246.95	100.00	4.138	376	71.35	709

Prepayment Penalty Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Prepay Penalty: 0 months	1,018	510,116,867.50	74.34	4.066	373	71.20	710
Prepay Penalty: 12 months	332	176,095,379.45	25.66	4.348	384	71.80	708
Total	1,350	686,212,246.95	100.00	4.138	376	71.35	709

Documentation Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Alternative Documentation	129	63,100,929.82	9.20	4.076	375	72.97	710
Express Documentation	215	108,135,353.06	15.76	4.209	376	67.43	719
Full Documentation	91	44,455,315.06	6.48	4.095	380	75.29	720
Lite Documentation	915	470,520,649.01	68.57	4.134	376	71.66	706
Total	1,350	686,212,246.95	100.00	4.138	376	71.35	709

Loan Purpose	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Cash Out Refinance	608	304,684,162.59	44.40	4.171	379	69.05	703
Purchase	466	234,407,280.66	34.16	4.077	374	76.20	718
Rate/Term Refinance	276	147,120,803.70	21.44	4.167	374	68.39	709
Total	1,350	686,212,246.95	100.00	4.138	376	71.35	709

Property Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Condominium	101	44,741,488.70	6.52	4.167	389	75.89	710
PUD	261	135,299,396.67	19.72	4.085	373	71.22	709
Single Family	988	506,171,361.58	73.76	4.150	376	70.99	709
Total	1,350	686,212,246.95	100.00	4.138	376	71.35	709

Occupancy Status	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Investor	100	44,236,242.86	6.45	4.590	378	68.90	719
Primary	1,233	633,848,526.71	92.37	4.107	376	71.60	708
Second Home	17	8,127,477.38	1.18	4.126	385	65.64	715
Total	1,350	686,212,246.95	100.00	4.138	376	71.35	709

State	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Arizona	27	13,784,989.72	2.01	4.154	408	71.63	709
California	1,305	663,845,769.25	96.74	4.138	376	71.27	709
Colorado	1	491,166.54	0.07	3.872	345	89.29	672
Connecticut	1	571,806.61	0.08	4.172	349	80.00	684
Illinois	3	1,398,580.47	0.20	4.316	353	78.07	694
New Jersey	2	884,232.56	0.13	4.085	348	74.46	736
New York	5	2,582,810.45	0.38	4.142	351	77.78	735
Oregon	3	1,508,294.67	0.22	4.090	425	71.22	681
Virginia	1	339,509.00	0.05	4.272	352	75.00	709
Washington	2	805,087.68	0.12	3.940	401	77.56	772
Total	1,350	686,212,246.95	100.00	4.138	376	71.35	709

Gross Margin	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
1.500 - 1.999	17	9,753,110.78	1.42	3.417	348	72.34	735
2.000 - 2.499	375	184,499,725.60	26.89	3.835	361	72.45	728
2.500 - 2.999	838	422,843,188.17	61.62	4.205	376	71.39	702
3.000 - 3.499	120	69,116,222.40	10.07	4.636	419	68.02	698
Total	1,350	686,212,246.95	100.00	4.138	376	71.35	709

Minimum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
1.500 - 1.999	17	9,753,110.78	1.42	3.417	348	72.34	735
2.000 - 2.499	375	184,499,725.60	26.89	3.835	361	72.45	728
2.500 - 2.999	838	422,843,188.17	61.62	4.205	376	71.39	702
3.000 - 3.499	120	69,116,222.40	10.07	4.636	419	68.02	698
Total	1,350	686,212,246.95	100.00	4.138	376	71.35	709

Maximum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
6.000 - 6.499	1	380,189.20	0.06	3.572	332	80.00	756
8.500 - 8.999	14	7,482,047.90	1.09	3.971	356	66.78	725
9.500 - 9.999	826	418,791,087.19	61.03	4.088	348	72.18	707
10.000 -10.499	333	174,993,321.58	25.50	4.298	448	70.07	714
10.500 -10.999	22	9,562,092.32	1.39	4.594	470	70.55	722
11.500 -11.999	134	65,524,610.56	9.55	3.981	346	69.61	707
12.000 -12.499	20	9,478,898.20	1.38	4.152	416	74.60	702
Total	1,350	686,212,246.95	100.00	4.138	376	71.35	709